SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report: August 19, 2002


                           SMART FROG HOLDINGS, INC.
            (Exact Name of Registrant as Specified in its Charter)


                                    COLORADO
                (State or Other Jurisdiction of Incorporation)


            000-20786                                  84-1076959
    (Commission File Number)                        (I.R.S. Employer
                                                 Identification Number)



  1011 Maitland Center Commons,
       Maitland, Florida                                  32751
     (Address of Principal
       Executive Offices)                              (Zip Code)

                                (407) 838-0400
            (Registrant's Telephone Number, Including Area Code)



INFORMATION INCLUDED IN THIS REPORT


ITEMS 1 THROUGH 4, 6 THROUGH 9 NOT APPLICABLE.

ITEM 5.  OTHER EVENTS AND OTHER REGULATION FD DISCLOSURE

Smart Frog Holdings, Inc. announces a change in name effective August 9, 2002, from Leapfrog Smart Products, Inc. a Colorado corporation to Smart Frog Holdings, Inc., a Colorado corporation. Smart Frog Holdings, Inc. will Continue to trade under the symbol "FROG".


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SMART FROG HOLDINGS, INC.


                                            Randall Schrader


DATE:  August 19, 2002	                    By:   /s/ Randall Schrader
                                            Name: Randall Schrader
                                            Title: Chief Executive Officer